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                                                                      EXHIBIT 16


July 17, 2001


Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of San Juan Basin Royalty Trust dated July 17, 2001.

                                        Yours truly,

                                        /s/ DELOITTE & TOUCHE LLP

                                        Deloitte & Touche LLP